Exhibit 10.22

REPERTORIO N.° 7.261 -2022.- Protocolizado N.° 824- Jca. F/Elect.	JOURNAL No. 7,261-2022 Public Record No. 824 Jca. F/Elect.

MODIFICACIÓN DE CONTRATO DE EXPLORACIÓN MINERA Y PROMESA UNILATERAL DE CONSTITUCIÓN DE SOCIEDAD	AMENDMENT TO A MINING EXPLORATION AGREEMENT AND UNILATERAL PROMISE TO INCORPORATE A COMPANY ***
SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A. Y KEY METALS CORPORATION CHILE SpA -Proyecto Fiel Rosita- **************************************************	SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A. AND KEY METALS CORPORATION CHILE SpA -Fiel Rosita Project- **************************************************

EN SANTIAGO, REPUBLICA DE CHILE, a 27 de julio de dos mil veintidós, ante mí MARIA SOLEDAD SANTOS MUÑOZ, Abogado, Notario Público Titular, de la Séptima Notaría de Santiago; con Oficio en calle Agustinas mil ciento sesenta y uno, entrepiso, comuna y ciudad de Santiago, comparecen:

don José Miguel Gustavo Berguño Cañas, chileno, casado, ingeniero, cédula de identidad número diez millones novecientos tres mil novecientos noventa y dos guion seis, y don Gonzalo Ignacio Aguirre Toro,

IN SANTIAGO, REPUBLIC OF CHILE, on July 27, 2022, the following parties have appeared before me, MARÍA SOLEDAD SANTOS MUÑOZ, lawyer and Notary Public assigned to the Santiago Seventh Notary Offices, practising at 1,161, Agustinas Street, mezzanine, in the borough and city of Santiago:

José Miguel Gustavo Berguño Cañas, a Chilean engineer, married, National Identification Card No. 10,903,992-6, and Gonzalo Ignacio Aguirre Toro, a Chilean lawyer, married, National Identification Card No. 13,441,419-7,

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chileno, casado, abogado, cédula de identidad número trece millones cuatrocientos cuarenta y un mil cuatrocientos diecinueve guión siete, ambos en nombre y representación de SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A., Rol Único Tributario número noventa y tres millones siete mil guion nueve, sociedad anónima del giro de su denominación, todos domiciliados, para estos efectos, en calle El Trovador número cuatro mil doscientos ochenta y cinco, piso seis, comuna de Las Condes, Región Metropolitana, en adelante “SQM”, por una parte; y both of them acting for and representing SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A., a company in the business indicated by its name, i.e. mining and chemicals, Chilean Taxpayer No. 93,007,000-9, and all of them with legal address for the purposes hereof at 4,285, El Trovador St., 6th Floor, Las Condes borough, Metropolitan Region, party of the first part, hereinafter called “SQM”, and por la otra, don Ignacio Joaquín López Alarcón, chileno, casado, abogado, cédula de identidad número dieciséis millones diecisiete mil quinientos veinticinco guion siete, en nombre y representación de KEY METALS CORPORATION CHILE SpA, Rol Único Tributario número setenta y siete millones trescientos noventa y tres mil ochocientos cuarenta y dos guion tres, sociedad por acciones, del giro minero, ambos domiciliados, para estos efectos, en calle Pedro de Villagra número dos mil trescientos cincuenta y uno, comuna de Vitacura, en adelante “KM”; y SQM y KM individualmente denominadas la “Parte” y conjuntamente, las “Partes”; los comparecientes mayores de edad, quienes acreditan identidad con las cédulas antes citada y exponen que se ha acordado celebrar la siguiente modificación de contrato de exploración y promesa unilateral de constitución de sociedad.

Ignacio Joaquín López Alarcón, a Chilean lawyer, married, National Identification Card No. 16,017,525-7, herein acting for and representing KEY METALS CORPORATION CHILE SpA, a joint-stock company in the mining business, Chilean Taxpayer No. 77,393,842-3, both with address at 2,351, Pedro de Villagra St., Vitacura borough, Santiago, Metropolitan Region, party of the second part, hereinafter called “KM”, with either SQM or KM individually called a “Party” and both together, the “Parties”.

The appearing individuals are of age, have shown me the forenamed identification cards as proof of their respective identities, and have agreed on an amendment to their exploration agreement and unilateral promise to incorporate a company, as follows:

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PRIMERO: ANTECEDENTES.

Uno. Uno. Contrato. Con fecha treinta de agosto de dos mil veintiuno, por escritura pública otorgada en la Notaria de Santiago de doña Maria Soledad Santos Muñoz, bajo el repertorio número nueve mil cuatrocientos noventa y siete, guion dos mil veintiuno, las Partes suscribieron un contrato denominado “Contrato de Exploración Minera y Promesa Unilateral de Constitución de Sociedad”, en adelante el “Contrato”. KM declara que el Contrato no ha sido objeto de inscripción alguna en el Conservador de Minas competente.

FIRST - BACKGROUND

1.1. Agreement: On August 30, 2021, at the Notary offices of Maria Soledad Santos Muñoz, the Parties entered into an agreement entitled “Mining Exploration Agreement and Unilateral Promise to Incorporate a Company”, hereinafter called the “Agreement”, Journal No. 9,497-2021. KM hereby states that the Agreement was never entered in the relevant Mine Registrar’s books.

Uno. Dos. Ausencia de modificaciones. El Contrato no ha sido objeto de modificaciones a la fecha. Uno. Tres. Definiciones. A menos que en este instrumento se le dé una definición diferente, todas las palabras que comiencen con letra mayúscula tendrán la misma definición que se les otorga en el Contrato.

1.2. No Previous Amendments: To this day, the Agreement has not been amended in any way.

1.3. Definitions: Unless otherwise defined herein, all words or expressions with initial capitals shall have the meanings respectively provided in the Agreement.

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SEGUNDO: MODIFICACIÓN DEL CONTRATO. Por el presente acto, con el objeto de modificar el Porcentaje NSR aplicable para la determinación de la Regalia, las Partes acuerdan modificar el Anexo	SECOND – AMENDMENT TO THE AGREEMENT In order to change the NSR percentage applicable to the Royalty determination, the Parties hereby agree on amending the Appendix 10.5 to the Agreement,

Diez. Cinco /b/ del Contrato, denominado “ACUERDO DE REGALÍA NSR, HIPOTECA Y PROHIBICIÓN SCM”, reemplazando íntegramente la tabla contenida en su Anexo Cuatro. Dos denominado “Tabla” por la tabla que se adjunta en el Anexo Cláusula Segunda de este instrumento, el cual se protocoliza con esta fecha en los registros de esta notaría y se entiende formar parte del mismo y del Contrato para todos los efectos a que pueda haber lugar.

entitled “AGREEMENT ON A NSR ROYALTY, AND THE SCM’s MORTGAGE AND RESTRICTION”, and entirely replacing the table contained in Appendix 4.2 thereto, entitled “Table”, by the table annexed hereto as Appendix to Clause 2, which is hereby entered in the records of this Notary office, and is deemed a part hereof and of the Agreement for all applicable purposes.

TERCERO: VIGENCIA. El Contrato continúa vigente en todo lo no modificado y con las modificaciones incorporadas.	THIRD – EFFECTIVENESS In all that is not amended hereby, the Agreement shall remain effective with the included amendments.

CUARTO: RESOLUCIÓN DE CONFLICTOS.

Todas las diferencias, dificultades o conflictos que se susciten entre las Partes, por cualquier motivo y bajo cualquier circunstancia, relacionadas directa o indirectamente con este instrumento, serán resueltas de acuerdo a la Cláusula Trigésimo del Contrato sobre “Resolución de Co nflictos”.

FOURTH – CONFLICT RESOLUTION Any differences, difficulties or conflicts arising between the Parties for any reasons and under any circumstances, whether directly or indirectly relating hereto, shall be resolved as provided in Clause 30 of the Agreement on “Conflict Resolution”.

QUINTO: DOMICILIO Y LEY APLICABLE.

Las Partes, para todos los efectos pertinentes, fijan domicilio especial en la ciudad y comuna de Santiago. Este instrumento se rige y regirá siempre por las leyes de la República de Chile.

FIFTH – LEGAL ADDRESS AND APPLICABLE LAWS

For all relevant purposes, the Parties hereby set their legal address in the city and borough of Santiago. This instrument is and shall always be governed by the laws of the Republic of Chile.

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SEXTO: GASTOS.

Seis. Uno. Derechos notariales, conservatorios y de archivero judicial. Todos los derechos notariales, conservatorios y de archivero judicial en que sea necesario incurrir o pagar con motivo de este instrumento, serán siempre pagados totalmente por KM a su exclusivo costo. KM, a su total y exclusivo costo, dentro del plazo de un mes desde la solicitud de SQM, se obliga a entregar a SQM copia de todas las inscripciones, anotaciones y certificados que le solicite efectuar con motivo de lo anterior o de los requerimientos registrales para tal efecto debidamente pagados.

SIXTH – EXPENSES

6.1. Notary, Registrar and Court Archivist Fees: All notary, registrar and court archivist fees incurred or paid in connection with this instrument shall always be fully paid by KM at its sole cost. Within one month of SQM’s request and at its own cost, KM hereby commits to deliver a duly paid copy of all registrations, cancellations, annotations and certificates requested by the latter according to the foregoing, or as needed for registration purposes.

Seis. Dos. Informes de avances y gestiones. En el caso que KM entregue a SQM copia de los requerimientos registrales, en la forma y plazo señalados en la Sección anterior, entregará a SQM todas las inscripciones y anotaciones que ésta le haya solicitado efectuar según esta Cláusula, dentro de un plazo de quince días corridos, contado desde la recepción de tales antecedentes por parte de KM del Conservador de Minas correspondiente. En todo caso, KM informará por escrito cada vez que SQM lo requiera y, al menos una vez por mes, los avances y gestiones realizadas ante el Conservador de Minas para la obtención de las inscripciones y anotaciones referidas.	6.2. Reports on Progress and Paperwork: If KM delivered a copy of the registration requirements to SQM in the manner and within the term stated in the preceding section, it shall also furnish SQM with all registrations, cancellations and annotations requested by the latter per this clause, within 15 calendar days of having received them from the relevant Mine Registrar. In any event, KM shall report to SQM in writing, whenever the latter required and at least once a month, on the progress and paperwork completed with the relevant Mine Registrar in order to enter the aforesaid registrations, cancellations and annotations.

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SÉPTIMO: FACULTAD AL PORTADOR.

Se faculta al portador de copia autorizada de la presente escritura para requerir las inscripciones y anotaciones que procedan en los registros pertinentes del Conservador de Minas respectivo.

SEVENTH – BEARER AUTHORIZATION The bearer of an authenticated copy hereof is hereby authorized to request any pertaining entries and annotations in the relevant Mine Registrar’s books.

PERSONERÍAS. La personeria de los señores José Miguel Gustavo Berguño Cañas y Gonzalo Ignacio Aguirre Toro para actuar en representación de SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A. consta en la escritura pública de fecha veintidós de diciembre del año dos mil veinte, otorgada en la Notaria de Santiago de doña Maria Soledad Santos Muñoz, repertorio número doce mil cuatrocientos treinta y nueve, guion dos mil veinte.

POWERS OF ATTORNEY

José Miguel Gustavo Berguño Cañas and Gonzalo Ignacio Aguirre Toro have been authorized to represent SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A. in a document executed on December 22, 2020, at the Santiago Notary offices of Maria Soledad Santos Muñoz, and entered in the Journal under No. 12,439-2020.

La personeria de don Ignacio Joaquín López Alarcón para actuar en representación de KEY METALS CORPORATION CHILE SpA consta en escritura pública de fecha quince de junio de dos mil veintiuno, otorgada en la Notaria de Santiago de doña Maria Pilar Gutiérrez Rivera, repertorio número quince mil quinientos veintiuno, guion dos mil veintiuno.

Ignacio Joaquin López Alarcón has been authorized to represent KEY METALS CORPORATION CHILE SpA in a document signed on June 15, 2021, at the Santiago Notary offices of Maria Pilar Gutiérrez Rivera, and entered in the Journal under No. 15,521-2021.

Dichas personerias no se insertan por ser conocidas por las Partes y por haber estado a la vista del notario que autoriza.	These powers of attorney have not been inserted herein, because they are known by the Parties, and the authenticating Notary has seen them.

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PROTOCOLIZADO: En este acto se procede a protocolizar el siguiente anexo, que pasa a formar parte integrante de la presente escritura, bajo el Número 824:	FORMALIZATION: The following appendix is hereby entered in the Journal under No. 824, and becomes an integral part of this notarized and registered document:
ANEXO CLÁUSULA SEGUNDA: ANEXO DIEZ. CINCO /B/: ACUERDO DE REGALÍA NSR, HIPOTECA Y PROHIBICIÓN SCM. Anexo Cuatro. Dos: Tabla.”	APPENDIX TO CLAUSE 2: APPENDIX 10.5 /B/: NSR ROYALTY, MORTGAGE AND RESTRICTION AGREEMENT; Appendix 4.2: Table”.
En comprobante y previa lectura, firman los comparecientes. Se dan copias. DOY FE. -	In witness whereof and after reading its contents, the appearing individuals have signed this instrument. Copies have been given. I ATTEST.

/s/ José Miguel Gustavo Berguño Cañas

José Miguel Gustavo Berguño Cañas

For Sociedad Química y Minera de Chile S.A.

/s/ Gonzalo Ignacio Aguirre Toro

Gonzalo Ignacio Aguirre Toro

For Sociedad Química y Minera de Chile S.A.

/s/ Ignacio Joaquín López Alarcón Ignacio Joaquín López Alarcón For Key Metals Corporation Chile SpA

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Anexo Cláusula Segunda	Appendix to Clause 2

ANEXO CLÁUSULA SEGUNDA

ANEXO DIEZ. CINCO /B/: ACUERDO DE REGALÍA NSR, HIPOTECA Y
PROHIBICIÓN SCM.

Anexo Cuatro. Dos: Tabla.

Precio Spot Promedio de Metales Preciosos		Precio Spot Promedio de Metales No Preciosos		Porcentaje NSR
Desde US$/oz-Oro	Hasta US$/oz-Oro	Desde US$/lb-Cobre	Hasta US$/lb-Cobre
0	500	0	1,5	1,00%
500	700	1,50	2,00	1,00%
700	900	2,0	2,50	1,00%
900	1.100	2,50	3,00	1,25%
1.100	1.300	3,00	3,50	1,50%
1.300	1.500	3,50	4,00	2,00%
1.500	1.700	4,00	4,50	2,50%
1.700	1.900	4,50	5,00	3,00%
1.900	2.000	5,00	5,50	3,00%
2.000	2.400	5,5	6,00	3,50%
2.400	2.600	6,00	7,00	4,00%
2.600	2.800	7,00	8,00	4,50%
2.800	3.000	8,00	9,00	5,00%
3.000	3.200	9,00	10,00	6,00%
Mayor a 3.200		Mayor a 10		10,00%

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Anexo Cláusula Segunda	Appendix to Clause 2

July 27, 2022, Contentious-Administrative Jurisdiction, Public Record No. 824 Journal No. 7,261-2022

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APPENDIX TO CLAUSE 2

APPENDIX 10.5 /B/: NSR ROYALTY, MORTGAGE AND RESTRICTION
AGREEMENT

Appendix 4.2: Table

Average Spot Price of Precious Metals		Average Spot Price of Non-Precious Metals		NSR Percentage
From USD/oz-Gold	To USD/oz-Gold	From USD/lb-Copper	To USD/lb-Copper
0	500	0	1.5	1.00%
500	700	1.50	2.00	1.00%
700	900	2.0	2.50	1.00%
900	1,100	2.50	3.00	1.25%
1,100	1,300	3.00	3.50	1.50%
1,300	1,500	3.50	4.00	2.00%
1,500	1,700	4.00	4.50	2.50%
1,700	1,900	4.50	5.00	3.00%
1,900	2,000	5.00	5.50	3.00%
2,000	2,400	5.5	6.00	3.50%
2,400	2,600	6.00	7.00	4.00%
2,600	2,800	7.00	8.00	4.50%
2,800	3,000	8.00	9.00	5.00%
3,000	3,200	9.00	10.00	6.00%
More than 3,200		More than 10		10.00%

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